UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: February 28, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET ADJUSTABLE RATE INCOME FUND

FORM N-Q

FEBRUARY 28, 2013

WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of Investments (unaudited)	February 28, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 26.9%
U.S. Government Agencies - 26.9%
Federal Farm Credit Bank (FFCB), Bonds	0.172%	4/17/13	$2,250,000	$2,250,225	(a)
Federal Farm Credit Bank (FFCB), Bonds	0.310%	10/15/13	2,000,000	2,001,892	(a)
Federal Home Loan Bank (FHLB), Bonds	0.220%	4/26/13	2,250,000	2,250,326	(a)
Federal Home Loan Bank (FHLB), Bonds	0.190%	8/1/13	2,500,000	2,500,520	(a)
Federal Home Loan Bank (FHLB), Bonds	0.260%	1/2/14	2,250,000	2,251,625	(a)
Federal Home Loan Bank (FHLB), Bonds	0.116%	1/3/14	4,000,000	3,998,796	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3/1 Hybrid ARM	2.691%	8/1/29	36,800	37,976	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3/1 Hybrid ARM	2.352%	8/1/32	208,857	210,046	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3/1 Hybrid ARM	3.100%	8/1/32	31,067	31,201	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.320%	12/1/26	95,337	101,992	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.467%	7/1/29	236,662	252,801	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.526%	7/1/29	88,670	94,536	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.100%	7/1/33	703,543	743,230	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Five Year CMT ARM	4.477%	8/1/25	58,225	58,947	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Five Year CMT ARM	5.000%	12/1/30	40,300	40,991	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Gold Thirty Year	6.500%	4/1/29	2,486	2,907
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.148%	5/6/13	3,500,000	3,500,875	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.150%	6/3/13	600,000	600,065	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.170%	11/4/13	2,250,000	2,250,713	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.199%	12/5/14	2,000,000	2,001,200	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.349%	12/1/23	124,390	132,489	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	1.908%	2/1/24	74,400	75,048	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.162%	4/1/26	356,146	379,692	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.272%	6/1/29	756,377	811,788	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.497%	7/1/29	250,574	266,804	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.409%	3/1/31	117,500	125,436	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.325%	5/1/31	4,333	4,363	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.503%	3/1/33	1,438,399	1,534,570	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.401%	10/1/33	290,818	310,027	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year LIBOR	2.982%	5/1/33	760,292	812,128	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Six Month LIBOR	2.721%	7/1/27	51,422	51,822	(a)

See Notes to Schedule of Investments.

WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of Investments (unaudited) (cont’d)	February 28, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Agencies - continued
Federal Home Loan Mortgage Corp. (FHLMC), Three Year CMT ARM	3.204%	12/1/30	$128,961	$129,973	(a)
Federal National Mortgage Association (FNMA), 11th District COFI	5.475%	2/1/31	695,077	749,142	(a)
Federal National Mortgage Association (FNMA), Bonds	2.262%	4/1/33	361,261	383,288	(a)
Federal National Mortgage Association (FNMA), Five Year CMT ARM	5.365%	5/1/30	333,394	338,524	(a)
Federal National Mortgage Association (FNMA), Notes	0.375%	12/21/15	6,000,000	5,995,866
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.386%	11/1/18	130,810	140,262	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.327%	4/1/20	48,271	50,977	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.418%	7/1/21	51,578	51,944	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.401%	8/1/22	31,717	34,084	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.602%	7/1/23	54,254	58,304	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.039%	8/1/23	43,832	44,039	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.512%	2/1/24	139,364	149,097	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.197%	4/1/25	339,624	361,449	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.294%	12/1/25	51,977	55,345	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.500%	1/1/27	140,098	149,610	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.478%	7/1/27	234,097	250,408	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	1.615%	8/1/27	85,483	87,053	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.200%	2/1/28	26,620	27,998	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.421%	3/1/28	73,210	74,879	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.547%	2/1/29	195,203	208,565	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.515%	8/1/29	304,263	325,926	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.392%	11/1/29	317,063	339,388	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.515%	1/1/30	152,458	155,714	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.676%	12/1/30	582,737	626,969	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.360%	1/1/31	180,898	193,108	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.237%	2/1/31	163,553	174,608	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.398%	3/1/31	101,821	109,147	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.173%	4/1/31	258,468	274,814	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.263%	4/1/31	57,088	59,996	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.354%	7/1/31	98,246	103,068	(a)

See Notes to Schedule of Investments.

WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of Investments (unaudited) (cont’d)	February 28, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Agencies - continued
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.390%	9/1/31	$75,586	$80,545	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.400%	9/1/31	93,942	99,942	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	1.688%	10/1/31	151,980	153,499	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.125%	6/1/32	59,276	59,660	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.455%	7/1/32	337,446	344,957	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.145%	9/1/32	372,772	395,840	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.279%	12/1/32	692,291	709,679	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.340%	1/1/33	145,927	149,655	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.540%	1/1/33	248,022	248,565	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.384%	5/1/33	484,148	515,818	(a)
Federal National Mortgage Association (FNMA), One Year LIBOR	2.707%	8/1/32	203,851	217,128	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	1.535%	12/1/20	285,379	287,398	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.450%	6/1/24	8,899	8,943	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.250%	7/1/24	228,470	237,358	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.140%	9/1/24	625,740	647,805	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.277%	9/1/24	203,092	208,072	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	2.125%	11/1/31	67,860	69,212	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	2.233%	1/1/33	259,387	273,416	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	2.193%	5/1/33	1,369,212	1,429,813	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	2.092%	6/1/33	625,653	658,542	(a)
Federal National Mortgage Association (FNMA), Three Year CMT ARM	4.634%	6/1/30	933,700	1,002,511	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.000%	2/20/16	53,460	56,049	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.750%	6/20/17	84,372	88,602	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.000%	9/20/20	344,145	360,769	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.500%	3/20/21	100,529	105,008	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.000%	3/20/21	122,197	128,115	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.750%	6/20/22	719,847	755,940	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.750%	8/20/22	182,782	191,246	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	10/20/22	466,146	486,624	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	11/20/22	255,640	266,871	(a)

See Notes to Schedule of Investments.

WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of Investments (unaudited) (cont’d)	February 28, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Agencies - continued
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	12/20/22	$95,708	$99,913	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.750%	5/20/23	154,104	161,830	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	1/20/24	119,572	124,641	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	3/20/24	251,899	262,577	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.750%	5/20/26	153,920	161,638	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.750%	9/20/27	292,946	306,512	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	10/20/27	304,445	317,819	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.750%	4/20/32	369,570	388,101	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.750%	5/20/32	121,555	127,650	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.750%	7/20/32	856,050	895,691	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.750%	8/20/32	563,857	589,967	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.750%	9/20/32	121,909	127,554	(a)

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $54,375,670)				55,190,051

ASSET-BACKED SECURITIES - 22.6%
Access Group Inc., 2005-1 A2	0.420%	3/23/20	853,121	852,597	(a)
Ally Auto Receivables Trust, 2010-2 A3	1.380%	7/15/14	44,951	44,989
Ally Auto Receivables Trust, 2012-4 A2	0.480%	5/15/15	1,120,000	1,120,842
American Express Credit Account Master Trust, 2011-2 A	0.321%	6/15/16	2,200,000	2,201,377	(a)
American Express Credit Account Master Trust, 2012-3 A	0.351%	3/15/18	2,020,000	2,022,486	(a)
Amortizing Residential Collateral Trust, 2002-BC4 M1	1.252%	7/25/32	1,218,963	1,142,562	(a)
Amortizing Residential Collateral Trust, 2002-BC6 A2	0.902%	8/25/32	324,914	301,852	(a)
Ballyrock Ltd., 2006-1A A	0.507%	8/28/19	938,326	917,054	(a)(b)
Black Diamond CLO Ltd., 2005-1A A1	0.579%	6/20/17	150,063	149,406	(a)(b)
Business Loan Express, 2001-2A A	0.782%	1/25/28	514,548	381,022	(a)(b)
Business Loan Express, 2002-1A A	0.752%	7/25/28	380,654	332,425	(a)(b)
Business Loan Express, 2002-AA A	0.852%	6/25/28	278,660	206,348	(a)(b)
Business Loan Express, 2003-AA A	1.151%	5/15/29	716,963	437,527	(a)(b)(c)
CarMax Auto Owner Trust, 2012-2 A2	0.640%	5/15/15	723,424	724,390
Chase Issuance Trust, 2011-A3 A3	0.321%	12/15/15	400,000	400,421	(a)
Chase Issuance Trust, 2012-A1 A1	0.301%	5/16/16	1,700,000	1,700,892	(a)
Chase Issuance Trust, 2012-A9 A9	0.351%	10/16/17	950,000	951,479	(a)
Cumberland Clo Ltd., 2005-2A A	0.542%	11/10/19	226,720	224,605	(a)(b)
Ford Credit Auto Lease Trust, 2012-B A2	0.540%	11/15/14	400,000	400,326
Ford Credit Auto Owner Trust, 2012-B A3	0.720%	12/15/16	1,200,000	1,204,623
Ford Credit Auto Owner Trust, 2012-C A2	0.470%	4/15/15	825,708	826,347
Ford Credit Auto Owner Trust, 2012-D A2	0.400%	9/15/15	1,100,000	1,100,192
GSAMP Trust, 2006-SEA1 A	0.502%	5/25/36	1,005,607	991,098	(a)(b)
HLSS Servicer Advance Receivables Backed Notes, 2013-T1 A1	0.898%	1/15/44	550,000	550,501	(b)
Honda Auto Receivables Owner Trust, 2012-2 A2	0.560%	11/17/14	962,807	963,929
Honda Auto Receivables Owner Trust, 2012-2 A3	0.700%	2/16/16	900,000	903,766
Honda Auto Receivables Owner Trust, 2012-3 A2	0.460%	12/15/14	1,120,000	1,120,866

See Notes to Schedule of Investments.

WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of Investments (unaudited) (cont’d)	February 28, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - continued
Honda Auto Receivables Owner Trust, 2012-4 A2	0.400%	4/20/15	$1,500,000	$1,500,451
Mercedes-Benz Auto Receivables Trust, 2012-1 A2	0.370%	3/16/15	220,000	220,099
Mercedes-Benz Auto Receivables Trust, 2012-1 A3	0.470%	10/17/16	400,000	400,026
NCUA Guaranteed Notes, 2010-A1 A	0.549%	12/7/20	2,525,332	2,532,833	(a)
New Century Home Equity Loan Trust, 2004-2 M2	1.132%	8/25/34	2,982,878	2,727,096	(a)
Nissan Auto Receivables Owner Trust, 2012-A A3	0.730%	5/16/16	350,000	351,699
Nissan Auto Receivables Owner Trust, 2012-B A2	0.390%	4/15/15	1,050,000	1,050,474
Nissan Auto Receivables Owner Trust, 2013-A A2	0.370%	9/15/15	1,350,000	1,350,091
Northstar Education Finance Inc., 2005-1 A1	0.401%	10/28/26	335,577	335,345	(a)
NovaStar Home Equity Loan Trust, 2003-1 M1	1.627%	5/25/33	541,785	416,198	(a)
Renaissance Home Equity Loan Trust, 2003-1 A	1.062%	6/25/33	710,166	557,654	(a)
Renaissance Home Equity Loan Trust, 2003-2 A	0.642%	8/25/33	678,321	643,367	(a)
Renaissance Home Equity Loan Trust, 2003-3 A	0.702%	12/25/33	1,860,474	1,866,360	(a)
Residential Asset Mortgage Products Inc., 2004-SL3 A4	8.500%	12/25/31	18,060	18,086
SACO I Trust, 2006-5 1A	0.502%	4/25/36	422,787	178,367	(a)
Saxon Asset Securities Trust, 2003-1 M1	1.252%	6/25/33	570,309	504,861	(a)
SLM Student Loan Trust, 2003-11 A4	0.498%	6/15/20	114,540	114,595	(a)
SLM Student Loan Trust, 2004-02 A4	0.431%	10/25/19	360,168	360,347	(a)
SLM Student Loan Trust, 2004-04 A4	0.431%	1/25/19	711,373	711,360	(a)
SLM Student Loan Trust, 2005-05 A2	0.381%	10/25/21	129,303	129,276	(a)
SLM Student Loan Trust, 2006-04 A4	0.381%	4/25/23	188,780	188,764	(a)
SLM Student Loan Trust, 2007-02 A2	0.301%	7/25/17	376,872	376,294	(a)
SLM Student Loan Trust, 2008-05 A2	1.401%	10/25/16	187,002	187,910	(a)
SLM Student Loan Trust, 2011-B A1	1.051%	12/16/24	574,725	578,436	(a)(b)
SLM Student Loan Trust, 2012-05 A1	0.402%	11/25/16	962,586	963,045	(a)
SLM Student Loan Trust, 2012-06 A1	0.362%	2/27/17	446,649	446,681	(a)
SLM Student Loan Trust, 2012-07 A1	0.362%	2/27/17	1,244,851	1,245,410	(a)
SLM Student Loan Trust, 2012-A A1	1.601%	8/15/25	856,538	870,111	(a)(b)
SLM Student Loan Trust, 2012-B A1	1.301%	12/15/21	517,539	521,914	(a)(b)
SLM Student Loan Trust, 2012-C A1	1.301%	8/15/23	646,436	653,035	(a)(b)
SLM Student Loan Trust, 2013-A A1	0.853%	8/15/22	460,000	461,006	(a)(b)
Specialty Underwriting & Residential Finance Trust, 2003-BC1 A	0.882%	1/25/34	118,169	103,578	(a)
Structured Asset Investment Loan Trust, 2003-BC1 A2	0.882%	1/25/33	435,686	434,934	(a)
USAA Auto Owner Trust, 2012-1 A2	0.380%	6/15/15	190,000	190,064
Volkswagen Auto Lease Trust, 2012-A A2	0.660%	11/20/14	815,048	816,275
Volkswagen Auto Loan Enhanced Trust, 2012-1 A3	0.850%	8/22/16	200,000	201,143

TOTAL ASSET-BACKED SECURITIES (Cost - $47,841,348)				46,381,107

COLLATERALIZED MORTGAGE OBLIGATIONS - 20.9%
American Home Mortgage Assets, 2006-4 1A12	0.412%	10/25/46	3,214,393	2,060,780	(a)
Banc of America Mortgage Securities Inc., 2003-B 1A1	2.997%	3/25/33	39,418	40,119	(a)
Bear Stearns Alt-A Trust, 2005-02 1A1	0.702%	3/25/35	481,030	461,891	(a)
Bear Stearns ARM Trust, 2004-12 1A1	2.790%	2/25/35	486,981	424,175	(a)
Bear Stearns ARM Trust, 2006-04 1A1	2.806%	10/25/36	268,246	221,558	(a)
Bear Stearns Asset-Backed Securities Trust, 2003-AC5 A3	1.302%	10/25/33	1,539,537	1,408,458	(a)
Chevy Chase Mortgage Funding Corp., 2004-3A A2	0.502%	8/25/35	12,146	10,362	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-4A A2	0.492%	10/25/35	38,830	32,491	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-1A A2	0.402%	1/25/36	17,215	14,010	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-3A A2	0.432%	7/25/36	98,116	80,930	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of Investments (unaudited) (cont’d)	February 28, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Countrywide Home Loan Mortgage Pass-Through Trust, 2002-26 A4	0.702%	12/25/17	$433,725	$419,295	(a)
Countrywide Home Loan Mortgage Pass-Through Trust, 2003-37 2A1	2.987%	9/25/33	547,299	543,543	(a)
CS First Boston Mortgage Securities Corp., 2003-C3 A5	3.936%	5/15/38	40,811	40,787
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.652%	6/25/34	552,550	519,996	(a)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.752%	2/25/48	372,408	373,368	(a)(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.902%	12/29/45	943,352	943,352	(a)(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC), 1997-19 F	1.050%	6/1/28	219,720	211,761	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3877 FA, PAC-1	0.551%	11/15/40	933,696	937,236	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2000-T06 A3	3.914%	1/25/28	345,594	369,311	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2002-T19 A4	3.332%	3/25/42	2,398,367	2,540,449	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2004-T03 2A	3.146%	8/25/43	2,226,148	2,366,099	(a)
Federal National Mortgage Association (FNMA), REMIC Trust, 1997-20 F	0.656%	3/25/27	504,080	497,530	(a)
Federal National Mortgage Association (FNMA), REMIC Trust, 2005-86 FC	0.502%	10/25/35	556,604	557,133	(a)
Federal National Mortgage Association (FNMA), REMIC Trust, PAC, 2003-117 KF	0.602%	8/25/33	1,140,383	1,143,790	(a)
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W6 6A	3.059%	8/25/42	1,967,784	2,110,993	(a)
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W8 3F1	0.602%	5/25/42	311,082	309,509	(a)
First Republican Mortgage Loan Trust, 2000-FRB1 A2	2.911%	6/25/30	494,721	509,533	(a)
First Union-Lehman Brothers Commercial Mortgage Trust, IO, 1997-C1	2.000%	4/18/29	274,484	500	(a)(d)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.708%	2/20/61	615,583	620,717	(a)
GS Mortgage Securities Corp. II, 2000-1A A	0.901%	3/20/23	411,419	373,995	(a)(b)
GS Mortgage Securities Corp. II, 2007-EOP A2	1.260%	3/6/20	840,000	841,982	(a)(b)
Harborview Mortgage Loan Trust, 2004-2 2A1	0.722%	6/19/34	942,193	791,280	(a)
IMPAC CMB Trust, 2003-8 1A2	1.202%	10/25/33	75,300	69,079	(a)
IMPAC Secured Assets Corp., 2004-3 1A4	1.002%	11/25/34	217,261	212,434	(a)
Indymac Index Mortgage Loan Trust, 2005-AR21 4A1	2.845%	10/25/35	1,606,256	1,342,234	(a)
JPMorgan Commercial Mortgage Finance Corp., IO, 1997-C5 X	1.181%	9/15/29	252,976	6,697	(a)(d)
LB Commercial Conduit Mortgage Trust, IO, 1998-C4 X	1.420%	10/15/35	1,155,213	43,203	(a)(d)
Merrill Lynch Mortgage Investors Inc., 2005-A2 A4	2.548%	2/25/35	337,077	339,350	(a)
Merrill Lynch Mortgage Trust, 2003-KEY1 A4	5.236%	11/12/35	555,051	564,863	(a)
Morgan Stanley Capital I, 2011-C1 A1	2.602%	9/15/47	573,854	589,464	(b)
NCUA Guaranteed Notes, 2011-R1 1A	0.648%	1/8/20	603,124	604,631	(a)
New York Mortgage Trust Inc., 2005-2 A	0.532%	8/25/35	740,956	710,112	(a)
Residential Accredit Loans Inc., 2003-QA1 A1	0.882%	12/25/33	1,171,668	1,168,108	(a)
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	15,233	16,412
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	22,346	22,156
Residential Asset Securitization Trust, 2003-A5 A5	0.702%	6/25/33	228,642	226,315	(a)
Residential Asset Securitization Trust, PAC, 2003-A11 A2	0.652%	11/25/33	484,187	446,880	(a)

See Notes to Schedule of Investments.

WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of Investments (unaudited) (cont’d)	February 28, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Residential Asset Securitization Trust, PAC, 2004-A2 1A3	0.602%	5/25/34	$451,251	$428,401	(a)
Sequoia Mortgage Trust, 2002-9 2A	2.174%	9/20/32	448,247	406,574	(a)
Sequoia Mortgage Trust, 2003-2 A1	0.861%	6/20/33	399,661	397,524	(a)
Structured ARM Loan Trust, 2004-01 2A	0.512%	2/25/34	224,756	206,413	(a)
Structured ARM Loan Trust, 2004-02 1A1	3.180%	3/25/34	647,233	636,414	(a)
Structured ARM Loan Trust, 2004-17 A1	1.320%	11/25/34	854,793	843,532	(a)
Structured Asset Mortgage Investments Inc., 2003-CL1 1F2	0.802%	7/25/32	683,960	637,799	(a)
Structured Asset Mortgage Investments Inc., 2005-AR7 1A2	0.582%	12/27/35	251,269	9,377	(a)
Structured Asset Securities Corp., 1998-03 M1	1.202%	3/25/28	809,809	787,297	(a)
Structured Asset Securities Corp., 1998-08 M1	1.142%	8/25/28	1,611,116	1,590,175	(a)
Structured Asset Securities Corp., 2002-11A 1A1	2.286%	6/25/32	117,588	116,424	(a)
Structured Asset Securities Corp., 2002-18A 1A1	2.906%	9/25/32	69,815	69,618	(a)
Structured Asset Securities Corp., 2003-08 2A9	0.702%	4/25/33	211,446	206,673	(a)
Structured Asset Securities Corp., 2005-RF3 2A	3.496%	6/25/35	1,391,593	1,248,532	(a)(b)
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.102%	3/25/44	188,336	180,236	(a)
Wachovia Mortgage Loan Trust LLC, 2005-A 1A1	2.945%	8/20/35	930,959	820,861	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2003-S4 2A9	1.352%	6/25/33	1,135,989	1,109,741	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2004-AR02 A	1.574%	4/25/44	571,813	541,058	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR06 2A	1.134%	8/25/46	1,396,860	880,648	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR07 2A	1.155%	7/25/46	2,865,364	2,245,284	(a)
Wells Fargo Mortgage-Backed Securities Trust, 2004-Y 1A1	2.681%	11/25/34	1,391,655	1,411,411	(a)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $45,651,103)				42,912,863

COLLATERALIZED SENIOR LOANS - 3.2%
CONSUMER DISCRETIONARY - 2.7%
Hotels, Restaurants & Leisure - 1.2%
Aramark Corp., Extended Term Loan C	3.454 - 3.561%	7/26/16	258,901	260,649	(e)
Aramark Corp., Non Extended Synthetic Letter of Credit	2.084%	1/27/14	20,857	20,804	(e)
Aramark Corp., Extended Term Loan B	3.454%	7/26/16	608,838	614,013	(e)
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	9,850	10,293	(e)
Golden Nugget Inc., New Delayed Draw Term Loan	3.210%	6/30/14	992,979	959,466	(e)
Las Vegas Sands LLC, Extended Delayed Draw Term Loan	2.710%	11/23/16	107,776	108,398	(e)
Las Vegas Sands LLC, Extended Term Loan B	2.710%	11/23/16	426,703	429,169	(e)

Total Hotels, Restaurants & Leisure				2,402,792

Media - 1.1%
Cengage Learning Acquisitions Inc., Extended Term Loan	5.710%	7/5/17	663,251	504,900	(e)
Charter Communications Operating LLC, Extended Term Loan C	3.460%	9/6/16	439,927	442,204	(e)
Charter Communications Operating LLC, Term Loan D	4.000%	5/15/19	496,250	501,771	(e)
Univision Communications Inc., Extended Term Loan	4.454%	3/31/17	698,841	701,379	(e)
UPC Financing Partnership, Term Loan T	3.702%	12/30/16	85,406	86,224	(e)

Total Media				2,236,478

Multiline Retail - 0.4%
Neiman Marcus Group Inc., Extended Term Loan	4.000 - 4.750%	5/16/18	925,000	929,394	(e)

TOTAL CONSUMER DISCRETIONARY				5,568,664

See Notes to Schedule of Investments.

WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of Investments (unaudited) (cont’d)	February 28, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Community Health Systems Inc., Term Loan	3.787 - 3.811%	1/25/17	$56,807	$57,309	(e)

INDUSTRIALS - 0.3%
Commercial Services & Supplies - 0.3%
Altegrity Inc., Term Loan	3.202%	2/21/15	568,075	547,837	(e)

Marine - 0.0%
Trico Shipping AS, New Term Loan A	10.000%	5/13/14	1,875	1,865	(d)(e)
Trico Shipping AS, New Term Loan B	—	5/13/14	3,301	3,301	(d)(f)

Total Marine				5,166

TOTAL INDUSTRIALS				553,003

INFORMATION TECHNOLOGY - 0.2%
IT Services - 0.2%
First Data Corp., Extended Term Loan B	4.202%	3/23/18	395,228	391,240	(e)

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $6,691,064)				6,570,216

CORPORATE BONDS & NOTES - 24.1%
CONSUMER DISCRETIONARY - 1.7%
Automobiles - 1.2%
Daimler Finance NA LLC, Senior Notes	1.510%	9/13/13	650,000	652,972	(a)(b)
Daimler Finance NA LLC, Senior Notes	1.085%	4/10/14	150,000	150,672	(a)(b)
Daimler Finance NA LLC, Senior Notes	0.905%	1/9/15	570,000	571,942	(a)(b)
Volkswagen International Finance NV, Senior Notes	1.060%	3/21/14	230,000	231,229	(a)(b)
Volkswagen International Finance NV, Senior Notes	0.918%	4/1/14	840,000	842,839	(a)(b)

Total Automobiles				2,449,654

Diversified Consumer Services - 0.0%
Service Corp. International, Senior Notes	7.500%	4/1/27	20,000	22,175

Hotels, Restaurants & Leisure - 0.1%
Caesar’s Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	30,000	27,750
Caesar’s Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	40,000	42,750
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	42,745	45,951	(b)(g)
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	20,000	22,000	(b)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	7,000	7,840
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	10,000	11,400

Total Hotels, Restaurants & Leisure				157,691

Media - 0.0%
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	20,000	21,550	(b)

Multiline Retail - 0.4%
Target Corp., Senior Notes	0.473%	7/18/14	810,000	812,110	(a)

TOTAL CONSUMER DISCRETIONARY				3,463,180

CONSUMER STAPLES - 1.8%
Beverages - 0.7%
Coca-Cola Co., Senior Notes	0.260%	3/14/14	800,000	799,833	(a)
Coca-Cola Co., Senior Notes	0.267%	3/5/15	200,000	200,000	(a)
PepsiCo Inc., Senior Notes	0.372%	5/10/13	430,000	430,242	(a)

Total Beverages				1,430,075

Food & Staples Retailing - 0.9%
General Mills Inc., Senoir Notes	0.601%	1/29/16	1,180,000	1,183,589	(a)
Safeway Inc., Senior Notes	1.811%	12/12/13	670,000	674,417	(a)

Total Food & Staples Retailing				1,858,006

See Notes to Schedule of Investments.

WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of Investments (unaudited) (cont’d)	February 28, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Food Products - 0.2%
Campbell Soup Co., Senior Notes	0.599%	8/1/14	$310,000	$311,011	(a)

Tobacco - 0.0%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	10,000	10,612

TOTAL CONSUMER STAPLES				3,609,704

ENERGY - 0.7%
Energy Equipment & Services - 0.1%
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	15,000	16,350	(b)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	90,000	92,250

Total Energy Equipment & Services				108,600

Oil, Gas & Consumable Fuels - 0.6%
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	40,000	44,300
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	140,000	159,989
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	60,000	68,622	(a)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	10,000	11,475
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	20,000	20,200
Total Capital Canada Ltd., Senior Notes	0.683%	1/15/16	1,050,000	1,055,531	(a)
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	37,000	50,626

Total Oil, Gas & Consumable Fuels				1,410,743

TOTAL ENERGY				1,519,343

FINANCIALS - 14.8%
Capital Markets - 4.6%
Credit Suisse AG, Senior Notes	1.265%	1/14/14	2,750,000	2,769,489	(a)
Credit Suisse AG/Guernsey, Senior Secured Bonds	1.625%	3/6/15	500,000	509,374	(b)
Goldman Sachs Group Inc., Senior Notes	1.296%	2/7/14	1,250,000	1,257,231	(a)
Morgan Stanley, Medium-Term Notes	0.605%	1/9/14	2,000,000	1,994,532	(a)
Morgan Stanley, Senior Notes	2.792%	5/14/13	1,320,000	1,325,618	(a)
NIBC Bank NV, Senior Notes	0.691%	12/2/14	1,570,000	1,563,090	(a)(b)

Total Capital Markets				9,419,334

Commercial Banks - 5.6%
BNP Paribas SA, Senior Notes	1.205%	1/10/14	550,000	552,724	(a)
Commonwealth Bank of Australia, Senior Notes	1.108%	9/18/15	850,000	858,468	(a)(b)
Danske Bank A/S, Senior Notes	1.355%	4/14/14	690,000	693,989	(a)(b)
Dexia Credit Local, Senior Notes	0.781%	4/29/14	910,000	904,076	(a)(b)
Dexia Credit Local NY, Senior Notes	0.711%	3/5/13	1,400,000	1,400,000	(a)(b)
DnB NOR Boligkreditt, Secured Bonds	2.900%	3/29/16	1,100,000	1,171,663	(b)
FIH Erhvervsbank A/S, Senior Notes	2.000%	6/12/13	520,000	522,500	(b)
Nordea Eiendomskreditt AS, Secured Bonds	0.725%	4/7/14	1,390,000	1,389,559	(a)(b)
Wachovia Corp., Senior Notes	0.489%	8/1/13	1,250,000	1,251,537	(a)
Westpac Banking Corp., Senior Notes	2.900%	9/10/14	1,590,000	1,651,147	(b)
Westpac Banking Corp., Senior Notes	1.070%	9/25/15	1,140,000	1,147,398	(a)

Total Commercial Banks				11,543,061

Consumer Finance - 1.2%
American Honda Finance Corp., Bonds	0.743%	5/8/14	1,100,000	1,105,703	(a)(b)
PACCAR Financial Corp., Senior Notes	0.563%	2/8/16	390,000	390,059	(a)
Toyota Motor Credit Corp., Senior Notes	0.472%	1/23/15	1,030,000	1,031,467	(a)

Total Consumer Finance				2,527,229

Diversified Financial Services - 2.5%
Citigroup Inc., Senior Notes	6.000%	12/13/13	670,000	697,170
General Electric Capital Corp., Senior Notes	1.002%	4/24/14	2,100,000	2,115,905	(a)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	140,000	165,725
NCUA Guaranteed Notes, Senior Notes	0.226%	6/12/13	780,000	780,016	(a)
SSIF Nevada LP, Senior Notes	1.005%	4/14/14	1,400,000	1,409,341	(a)(b)

Total Diversified Financial Services				5,168,157

See Notes to Schedule of Investments.

WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of Investments (unaudited) (cont’d)	February 28, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Insurance - 0.9%
American International Group Inc., Senior Notes	3.750%	11/30/13	$620,000	$634,166	(b)
MetLife Inc., Senior Notes	1.546%	8/6/13	800,000	804,117	(a)
Metropolitan Life Global Funding I, Senior Secured Notes	0.659%	3/19/14	300,000	300,951	(a)(b)

Total Insurance				1,739,234

TOTAL FINANCIALS				30,397,015

HEALTH CARE - 1.4%
Health Care Providers & Services - 0.3%
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	563,000	637,597
US Oncology Inc. Escrow	—	—	20,000	550	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	20,000	21,400

Total Health Care Providers & Services				659,547

Pharmaceuticals - 1.1%
AbbVie Inc., Senior Notes	1.056%	11/6/15	1,290,000	1,310,061	(a)(b)
Johnson & Johnson, Senior Notes	0.380%	5/15/14	900,000	901,828	(a)

Total Pharmaceuticals				2,211,889

TOTAL HEALTH CARE				2,871,436

INDUSTRIALS - 0.4%
Aerospace & Defense - 0.4%
United Technologies Corp., Senior Notes	0.581%	12/2/13	780,000	781,704	(a)

Airlines - 0.0%
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	37,000	38,295	(b)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	18,420	20,148

Total Airlines				58,443

Road & Rail - 0.0%
Kansas City Southern de Mexico SA de CV, Senior Notes	12.500%	4/1/16	49,000	53,226

TOTAL INDUSTRIALS				893,373

INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
First Data Corp., Senior Secured Notes	6.750%	11/1/20	140,000	144,375	(b)

MATERIALS - 0.0%
Paper & Forest Products - 0.0%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	50,000	54,813
Smurfit Capital Funding PLC, Debentures	7.500%	11/20/25	30,000	33,000

TOTAL MATERIALS				87,813

TELECOMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 1.6%
AT&T Inc., Senior Notes	0.677%	2/12/16	850,000	854,416	(a)
British Telecommunications PLC, Senior Notes	1.434%	12/20/13	900,000	906,832	(a)
Qwest Corp., Senior Notes	3.558%	6/15/13	180,000	180,542	(a)
Verizon Communications Inc., Senior Notes	0.920%	3/28/14	1,350,000	1,359,268	(a)

Total Diversified Telecommunication Services				3,301,058

Wireless Telecommunication Services - 0.5%
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	15,000	15,787
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	190,000	192,850

See Notes to Schedule of Investments.

WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of Investments (unaudited) (cont’d)	February 28, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Wireless Telecommunication Services - continued
Vodafone Group PLC, Senior Notes	0.675%	2/19/16	$800,000	$801,183	(a)

Total Wireless Telecommunication Services				1,009,820

TOTAL TELECOMMUNICATION SERVICES				4,310,878

UTILITIES - 1.1%
Electric Utilities - 0.1%
DPL Inc., Senior Notes	7.250%	10/15/21	110,000	118,525

Independent Power Producers & Energy Traders - 0.6%
AES Corp., Senior Notes	7.750%	10/15/15	220,000	247,500
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	728,000	829,920
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	97,429	111,069

Total Independent Power Producers & Energy Traders				1,188,489

Multi-Utilities - 0.4%
DTE Energy Co., Senior Notes	1.011%	6/3/13	370,000	370,534	(a)
PG&E Corp., Senior Notes	5.750%	4/1/14	470,000	494,718

Total Multi-Utilities				865,252

TOTAL UTILITIES				2,172,266

TOTAL CORPORATE BONDS & NOTES (Cost - $49,152,959)				49,469,383

			SHARES
COMMON STOCKS - 0.2%
CONSUMER DISCRETIONARY - 0.2%
Hotels, Restaurants & Leisure - 0.2%
Tropicana Entertainment Inc.			17,545	271,947	*

INDUSTRIALS - 0.0%
Marine - 0.0%
DeepOcean Group Holding AS			886	17,537	*(c)(d)

TOTAL COMMON STOCKS (Cost - $311,763)				289,484

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $204,023,907)				200,813,104

			FACE AMOUNT
SHORT-TERM INVESTMENTS - 1.3%
Repurchase Agreements - 1.3%
State Street Bank & Trust Co. repurchase agreement dated 2/28/13; Proceeds at maturity - $2,558,001 (Fully collateralized by U.S. Treasury Notes, 0.250% due 8/31/14; Market Value - $2,611,428) (Cost - $2,558,000)	0.010%	3/1/13	$2,558,000	2,558,000

TOTAL INVESTMENTS - 99.2% (Cost - $206,581,907#)				203,371,104
Other Assets in Excess of Liabilities - 0.8%				1,706,409

TOTAL NET ASSETS - 100.0%				$205,077,513

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Illiquid security.

(e)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(f)	All or a portion of this loan is unfunded as of February 28, 2013.

(g)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of Investments (unaudited) (cont’d)	February 28, 2013

Abbreviations used in this schedule :

ARM	— Adjustable Rate Mortgage
CD	— Certificate of Deposit
CMB	— Cash Management Bill
CMT	— Constant Maturity Treasury
COFI	— Cost of Funds Index
IO	— Interest Only
LIBOR	— London Interbank Offered Rate
PAC	— Planned Amortization Class
REMIC	— Real Estate Mortgage Investment Conduit

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Adjustable Rate Income Fund (formerly Legg Mason Western Asset Adjustable Rate Income Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
U.S. government & agency obligations	—	$55,190,051	—	$55,190,051
Asset-backed securities	—	46,381,107	—	46,381,107
Collateralized mortgage obligations	—	41,969,511	$943,352	42,912,863
Collateralized senior loans	—	6,570,216	—	6,570,216
Corporate bonds & notes	—	49,469,383	—	49,469,383
Common stocks	—	271,947	17,537	289,484

Total long-term investments	—	$199,852,215	$960,889	$200,813,104

Short-term investments†	—	2,558,000	—	2,558,000

Total investments	—	$202,410,215	$960,889	$203,371,104

Other financial instruments:
Futures contracts	$166	—	—	$166

Total	$166	$202,410,215	$960,889	$203,371,270

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$3,816	—	—	$3,816

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian,

Notes to Schedule of Investments (unaudited) (continued)

acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(f) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Notes to Schedule of Investments (unaudited) (continued)

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

Notes to Schedule of Investments (unaudited) (continued)

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of February 28, 2013 the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(k) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At February 28, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,429,653
Gross unrealized depreciation	(5,640,456)

Net unrealized depreciation	$(3,210,803)

At February 28, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 5-Year Notes	4	6/13	$495,771	$495,937	$166
Contracts to Sell:
U.S. Treasury 2-Year Notes	78	6/13	17,192,747	17,196,563	(3,816)

Net unrealized loss on open futures contracts					$(3,650)

During the period ended February 28, 2013, written option transactions for the Fund were as follows:

	Notional Par	Premiums
Written options, outstanding as of May 31, 2012	61,364,000	$258,496
Options written	—	—
Options closed	(61,364,000)	(258,496)
Options exercised	—	—
Options expired	—	—

Written options, outstanding as of February 28, 2013	—	—

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at February 28, 2013.

Notes to Schedule of Investments (unaudited) (continued)

	Futures Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$166	$(3,816)	$(3,650)

During the period ended February 28, 2013, the volume of derivative activity for the Fund was as follows:

Average market value
Written options†	$25,181
Futures contracts (to buy)	497,334
Futures contracts (to sell)	17,194,734

†	At February 28, 2013, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	April 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	April 25, 2013

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	April 25, 2013